

Corporate Presentation
June 2023

LIPOCINE®
ENHANCING HEALTH

Forward-Looking Statements

This presentation contains "forward-looking statements" that are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and include statements that are not historical facts regarding our product development efforts, our strategic plans for developing products to treat CNS disorders, our ability to monetize non-core product candidates, including through entering into partnering arrangements, the application of our proprietary platform in developing new treatments for CNS disorders, our product candidates and related clinical trials, the achievement of milestones within and completion of clinical trials, the timing and completion of regulatory reviews, outcomes of clinical trials of our product candidates, and the potential uses and benefits of our product candidates. Investors are cautioned that all such forward-looking statements involve risks and uncertainties, including, without limitation, the risks that we may not be successful in developing product candidates to treat CNS disorders, we may not have sufficient capital to complete the development processes for our product candidates, we may not be able to enter into partnerships or other strategic relationships to monetize our non-core assets, the FDA will not approve any of our products, risks related to our products, expected product benefits not being realized, clinical and regulatory expectations and plans not being realized, new regulatory developments and requirements, risks related to the FDA approval process including the receipt of regulatory approvals and our ability to utilize a streamlined approval pathway for LPCN 1154, the results and timing of clinical trials, patient acceptance of Lipocine's products, the manufacturing and commercialization of Lipocine's products, and other risks detailed in Lipocine's filings with the SEC, including, without limitation, its Form 10-K and other reports on Forms 8-K and 10-Q, all of which can be obtained on the SEC website at www.sec.gov. Lipocine assumes no obligation to update or revise publicly any forward-looking statements contained in this release, except as required by law.

Investment Highlights

Validated Proprietary Lip'ral Technology Platform

Enabling Effective Oral Delivery

Curated Clinical Development Focus

LPCN 1154: Fast Acting Oral Antidepressant

LPCN 1148: Unique MOA for Management of Cirrhosis

LPCN 2101: Novel MOA for Treating Women with Active Epilepsy

Exploratory Preclinical CNS Candidates

Value Through Partnering of Non-Core Assets

Testosterone Replacement Therapy: TLANDO® (Ex-US) and LPCN 1111

Prevention of Preterm Birth: LPCN 1107

Chronic Liver Disease: LPCN 1144, LPCN 1148

Near-Term Value Events

Mid 2023

LPCN 1148: Phase 2 POC Cirrhosis Study Topline Results

Q3 2023

LPCN 1154: FDA Meeting to Discuss Pivotal Study Design

Q4 2023

LPCN 1154: Confirmatory Pivotal PK Study First Subject Dosed Projected

Validated Proprietary Lip'ral Technology Platform



Lip'ral based dosage form
Insoluble drug lipid composition
GI Lumen
Section of GI magnified to illustrate absorption
Drug
+
Carrier
=
Drug Loaded Carrier
GI Lumen
Aqueous Barrier Layer
Intestinal Wall
Systemic Circulation
Insoluble drug lipid composition
Optimal dispersed phase in GI tract
Effective Transfer across aqueous barrier layer
Improved absorption

Superior Oral Bioavailability
e.g., TLANDO®

Enable Effective Oral Delivery
e.g., endogenous neuroactive steroids, 17-hydroxyprogesterone caproate

Giliyar et al. Drug Delivery Technology, Jan 2006, Vol 6 No.1

Curated Clinical Development Focus

Oral Neuroactive Steroids (NASs)

Significant Unmet Needs in Central Nervous System Disorders (CNS)

Psychiatry

Depression Disorders (e.g. PPD, MDD, TRD): Robust and durable efficacy, fast onset, good tolerability, improved compliance, affordable, and easy access

Neurology

Epilepsy: Novel MOA targeting women with active epilepsy (WWE)
Movement Disorders: No medications developed specifically for essential tremors (ET), only one approved >50 years ago

---

Targeting Differentiating Value Propositions

LPCN 1154

Oral postpartum depression (PPD) treatment option with high remission and faster onset

LPCN 2101

New MOA for treating women with active epilepsy

Large and growing CNS market



$89 bn
CAGR 9.4%
$166 bn
2021
2028

Lipocine Clinical Development Pipeline

Development Candidate (Indication)	Pre-Clinical	Phase 1	Phase 2/POC	Pivotal	Approved	Status
LPCN 1154 *(Postpartum Depression)*						Initiate pivotal study, Q4 2023
LPCN 1148 *(Liver Cirrhosis - Hepatic Encephalopathy; Secondary Sarcopenia)*						Phase 2 POC topline results, mid 2023
LPCN 2101 *(Women With Epilepsy)*						IND cleared for Phase 2
Neuroactive Steroid						Exploratory

LPCN 1154

Oral Brexanolone for
Postpartum Depression (PPD)



Postpartum Depression (PPD)

A Major Depressive Disorder Within Weeks of Childbirth

- Estimated patients in the U.S. with PPD: ~500K annually[1]
- The prevalence of adolescent-onset PPD is two-folds higher than adult-onset PPD[2]
- Suicide/suicide ideation, a significant concern: Suicide is a leading cause of maternal death in the first year following childbirth[3]
  - Up to 30% of women with PPD experience suicidal ideations[4]
- Warrants ensuring no harm done to mother and infant
- Negative impact on family


A Serious Condition in Need of a Highly Effective Fast-Acting Oral Treatment

1. CDC's Pregnancy Risk Assessment: https://www.cdc.gov/reproductivehealth/depression/index.htm
2. sNDA 211371 S-007 Multi-disciplinary Review and Evaluation ZULRESSO (brexanolone) injection, for intravenous use
3. Chin et al. Curr Psychiatry Rep, 2022; 24(4):239-275
4. Mauri et al. Arch Womens Ment Health. 2012; 15(1): 39-47

Limitations of Current Pharmacological Treatment Modality for PPD

PPD – A Substantial Opportunity

SSRIs/SNRIs

(Not approved for PPD indication, off label use)

Slow onset of antidepressant action – may take 4-6 weeks[1]

Treatment duration – acute for 6–8 weeks, followed by 4–9 months of continuation treatment[2]

Efficacy – low pharmacotherapy response after 6-8 weeks[2]

Tolerability – side effects such as sexual dysfunction and weight gain[3]; side effects upon discontinuation[4]

Injectable Brexanolone

(The only FDA approved treatment)

Logistics of 60-hour IV infusion

Inpatient administration

~39% of AEs are related to IV infusion administration errors[5]

Frequent monitoring for excessive sedation

Accessibility Challenges: Overnight stays; providers and facility certification; affordability

Market in Need of a Highly Efficacious, Fast-Acting, and Convenient Antidepressant

1. Boesen et al., Epidemiol Psychiatr Sci. 2021; 30, e35, 1-10.
2. Kennedy et al. J Psychiatry Neurosci. 2002 Jul;27(4):269-80.
3. Ferguson JM. Prim Care Companion J Clin Psychiatry. 2001 Feb; 3(1): 22–27.
4. Warner et al. Am Fam Physician. 2006;74(3):449-456
5. FDA Adverse Event Reporting System (FAERS) Public Dashboard

LPCN 1154

Strong Pharmacological Rationale

Mechanism of Action

Brexanolone is a positive Allosteric Modulator (PAM) of the $GABA_A$ receptor

Hormonal changes leading to GABA dysfunction are common in depression and pregnancy

GABA Receptor Substrates Binding


GABA
Benzodiazepine
Alcohol
Barbiturate
Neurosteroids
GABA-gated Cl⁻ channel
Cl⁻

LPCN 1154: A New Paradigm in Oral Treatment for PPD

Rapid Relief Matters

Product Candidate Attributes

- Monotherapy or add-on therapy
- Convenient oral for outpatient use
- Bioidentical to naturally occurring neuroactive steroid, allopregnanolone

Product Candidate Differentiation

Ideal for patients

- in need of rapid relief with high remission rate and short treatment duration
- with severe PPD; with acutely elevated suicide risk

No IV infusion challenges - anxiety, resource demands, preparation/administration errors, patient counseling, burdensome on family

No sexual dysfunction and weight gain side effects

Brexanolone Efficacy Advantage

Brexanolone

Symptom relief as early as 24h

Up to 75% remission post **~3 days** treatment[1]

SSRI/SNRI

Low remission post **4-8 weeks** treatment[2]

Zuranolone™

Remission of 19% at day 3 and 45% remission post **2 weeks** treatment[3]

Remission defined as (HAMD-17 score ≤7)

1. LPCN 1154 target label based on Zulresso (sNDA 211371 S-007 Multi-disciplinary Review and Evaluation ZULRESSO),
2. Kennedy et al. J Psychiatry Neurosci. 2002 Jul;27(4):269-80.
3. Kristina M. Deligiannidis et al., JAMA Psychiatry, 2021 Sep; 78(9): 1–9

Pilot PK Bridge Study Results

Dosing Regimen Identified for Confirmatory PK Study

Comparative Exposure

PK Parameter	Ratios (%) of geometric mean LPCN 1154 vs IV brexanolone	
	DR 1 vs IV 60 µg*	DR 2 vs IV 90 µg
AUC_∞	98%	83%
C_{max}	114%	79%

- Showed comparable PK exposure to both efficacious doses of IV Brexanolone (i.e., 60 µg /kg/hr and 90 µg /kg/hr)

Safety and Tolerability

- LPCN 1154 was well-tolerated
- All AEs were mild or moderate in severity
  - AEs were similar across trial arms
  - Majority (63%) AEs were venipuncture site pain (PK draws) or venipuncture site reactions (IV infusions)
- No Serious Adverse Events were observed
- No hypoxia or sedation-related adverse events were observed
- No concerning safety signals related to vital signs were observed throughout the study
- No dropouts - All participants completed all dosing periods

LIPOCINE ENHANCING HEALTH

*Interpolated from 90 µg/kg/hr IV infusion data
60 µg and 90 µg refer to the maximum dose in the IV regimen (60 µg /kg/hr and 90 µg /kg/hr)

Brexanolone Safety

Continuous IV Brexanolone infusion

Post-market Experience

Zulresso REMS: 3-year (March 2022) Assessment Report (n=545)*

– LOC	0 %
– Excessive sedation	1.8%

FAERS Database** (n= 189)

– IV infusion administration related AEs	~39%
– Sedation	~3%
– Somnolence	~6%

LPCN 1154 Oral Brexanolone

Clinical Study Experience*, (n=100) :**

• LOC	0%
• Sedation	0%
• Dizziness, presyncope, vertigo	1.6%#

*sNDA 211371 S-007 Multi-disciplinary Review and Evaluation ZULRESSO (brexanolone) injection,
**n=180, FAERS database as of March 31, 2023 FDA Adverse Event Reporting System (FAERS) Public Dashboard | FDA
***Lipocine internal data of 100 participant-dosing events
#At pre-dose, and is not considered a treatment-emergent adverse event

LPCN 1154

Streamlined Pathway to NDA Submission Goal in 2024

Initiate 4Q 2023

Phase 1	Pilot PK Bridge Study	PK Pivotal Study
Successful single dose study completed Established feasibility of oral administration	**Positive Topline Results**	**Confirmatory trial to establish efficacy for NDA submission***

*Labeling studies may be needed for NDA submission

LPCN 1148

for the Management of Liver Cirrhosis

- Hepatic Encephalopathy (HE)
- Secondary Sarcopenia (SS)



Hepatic Encephalopathy, a Nervous System Disorder in Cirrhosis


Survival (%)
100
80
60
40
20
0
Neither Sarcopenia, nor HE
Sarcopenia or HE
Sarcopenia and HE
p=0.01
p<0.001
0
4
8
12
16
20
24
Follow-up (mo)
Pt followed (no.)
348 256 210 183 153 135 117
254 166 125 99 81 71 58
75 29 21 18 12 8 8

Bhanji et al. Hepatology International (2018) 12:377–386

Precipitation of HE due to Ammonia Buildup

Decrease in hepatic function

↓

Dependence on muscle for detoxification

↓

Muscle-mass depletion

↓

Systemic accumulation of ammonia

↓

Hepatic Encephalopathy

Nusrat et al. World J Gastroenterol. 2014 May 14; 20(18): 5442–5460
Lattanzi et al. J Clin Exp Hepatol. 2019 Jan-Feb; 9(1): 125–130

Liver Cirrhosis Management – Opportunity

Prevalence

Over 2 million cases[1]; 500k+ with decompensation[2]

62% on liver transplant waitlist are male[3]

40-70% of men with cirrhosis have sarcopenia[4,5]

~30-40% of men with cirrhosis experience overt HE[6]

Standard of Care Limitations

No approved drug for secondary sarcopenia (**SS**)

Rifaximin and lactulose for hepatic encephalopathy (**HE**)

- Limited efficacy
- Tolerability issues

Unmet Need

SS: Improve survival/ quality of life for patients on transplant list

Improvement of post-transplant outcomes /lowered cost of care

HE: Novel MOA

1. Moon, Clin Gas and Hep, 2019. 2. GBD 2017 Cirrhosis Collaboration, Lancet, 2021. 3. Sarkar et al. J Hepatol. 2015
4. Sinclair, Ailment Pharmacol Ther, 2016. 5. Lai, Am J Transplant, 2014. 6. Grønkjær et al., Gastroenterol Nurs. 2018 Nov/Dec;41(6):468-476.

LPCN 1148

Management of Liver Cirrhosis: Hepatic Encephalopathy; Secondary Sarcopenia

Product Candidate Attributes

- Androgen receptor agonist
- Oral dosage form comprising testosterone laurate, a unique prodrug of endogenous testosterone
- Potential for Orphan Drug Designation

Product Candidate Differentiation

- Novel Multi-Modal MOA
- Only candidate in development for secondary sarcopenia in cirrhosis - no approved SOC

LPCN 1148 - Novel Multi-Modal Mechanism of Action for Liver Cirrhosis

Anabolic[1]

Increase muscle mass and strength[2]; Reduce fat mass[3]; Increase bone density[4]; Inhibit myostatin[5]; Improve appetite and nutritional status*

Ammonia Detoxification

Improve liver health; Improve muscle disorders; Antibacterial

Androgenic

Induce hematopoiesis[6]; Improve endocrine/sexual dysfunction[7]

Anti-Inflammatory[8,9]

Reduce IL-1, IL-6, and TNF-α[10]

Improve immuno-dysregulation[11]

Lower infection rate

Protein Modulation

Albumin increase; Muscle protein synthesis; Lower SHBG

1. Gentile MA et al., J Mol Endocrine, 2010
2. Sinclair et al., J Gastroenterol Hepatol 2016
3. Shalender Bhasin, Clin Infect Dis. 2003;37 Suppl 2:S142-9
4. Snyder et al. JAMA Intern Med. 2017 Apr 1;177(4):471-479
5. Dasarathy and Merli, J Hepatol. 2016
6. Basaria, S., Dobs, A.S. (2003). Androgens and the Hematopoietic System. In: Bagatell, C.J., Bremner, W.J. (eds) Androgens in Health and Disease.
7. Rizk et al., Curr Opin Urol 2017
8. Kelly and Jones, J Endocrinol, 2013
9. Zhang et al., J Cardiovasc Pharmacol Ther. 2021 Nov;26(6):638-647
10. Mohamad et al. Aging Male. 2019 Jun;22(2):129-140.
11. Nakashima et al., Kidney Int Rep. 2017 Nov; 2(6): 1160–1168
*Individual's health condition as it is influenced by the intake and utilization of nutrients

LPCN 1148 - Development Status

POC Topline Results Expected in Mid-2023

Phase 2 POC study (NCT04874350)

Randomized placebo-controlled study in sarcopenic male patients with cirrhosis

Endpoints:

Primary:	Change in Skeletal Muscle Index at Week 24
Key Secondary:	Overall survival, hospitalization rates
	Change in number of waitlist events
	Rates of breakthrough hepatic encephalopathy/ascites
	Change from baseline in Liver Frailty Index, Myosteatosis
	Patient Reported Outcomes (PRO's)


SCREENING
TREATMENT: 52 WEEKS
LPCN 1148
Placebo
LPCN 1148
Medical History
Labs
Imaging
Randomize
24-Week Analysis
52-Week Analysis

Value Through Partnering of Non-CNS Assets

Unlocking Value Through Partnering

Why Partnering?

- Enables focus on CNS opportunities
- Candidate advancement
- Risk diversification
- Potential for non-dilutive financing
- Improved resource management

Assets for Partnering



Development Candidate (Indication)
Pre-Clinical
Phase 1
Phase2/POC
Pivotal
Approved
TLANDO® (ex-US)
(Testosterone Replacement Therapy)
LPCN 1111
(Once Daily Testosterone Replacement Therapy)
LPCN 1107
(Prevention of Preterm Birth)
LPCN 1144
(Non-Cirrhotic NASH)
LPCN 1148
(Decompensated Liver Cirrhosis)

TLANDO® Attributes

Convenient oral administration

- No inadvertent transference or pulmonary oil micro embolism risks
- Single strength and dose

TRT without titration requirement

- Enables selection of an effective dose at the start of therapy without delay
- No "efficacy gap" upon switching from other TRTs
- No additional pharmacy and clinic copays to reach efficacious dose
- No dose adjustment clinic and pharmacy visits
- No dose adjustment invasive samplings
- No titration decision errors

Bioequivalent exposure in low/med/high fat food

Not known to produce hepatic adverse events associated with 17-methylated testosterone

Physician Research: Physicians View No Titration Product as Positive

Cited "easy/less titration" as an important advantage of TLANDO™

Finding the adequate TRT dose through titration is burdensome for physicians and patients

---

TLANDO®: Launched 2Q22 in U.S. Commercialization Partner - Antares Pharma

LPCN 1021 (TLANDO®): Available for Licensing for ex-US Markets

TLANDO® is a registered trademark assigned to Antares

LPCN 1111

Once-A-Day Oral Testosterone Replacement Therapy

Product Candidate Highlights

Oral dosage form comprising testosterone tridecanoate

Convenient option for large and growing market

Patients and physicians preferred once a day oral testosterone

Positive Phase 2 study results

“Phase 3 ready”

LPCN 1107

Potential to be SOC in Prevention of Preterm Birth

Product Candidate

Oral dosage form comprising 17-hydroxyprogesterone caproate

>$2B market potential

Strong pharmaco-economic justification

Oral, a Major Contribution to Patient Care (MC to PC), including no injection site reaction

Compelling efficacy rationale

Accelerated approval pathway; Orphan Drug Designation

LPCN 1144

Novel MOA in Non-Cirrhotic NASH

Product Candidate Highlights

Oral dosage form comprising testosterone ester

No approved drug

Fast Track Designation

Compelling P2 biopsy results in the FDA approvable endpoint

- ✓ Safety support with 72 weeks exposure

Mono or adjunct therapy

Differentiated profile

- ✓ Oral with unique benefit to risk profile
- ✓ Potential for additional benefits including sexual/mental and musculoskeletal domain
- ✓ Weight neutral approach

Accelerated approval pathway

NASH Resolution with No Worsening of Fibrosis[1]



90
80
70
60
50
40
30
20
10
0
% Responders
NS
p < 0.001
p < 0.05
0
46
69
Placebo (N=11)
Treatment A (N=13)
Treatment B (N=13)

Treatment A: 142 mg eq T twice daily
Treatment B: 142 mg eq T + d-alpha tocopherol twice daily

1 NASH resolution is defined per FDA guidance as lobular inflammation score = 0 or 1 and hepatocyte ballooning score = 0. NASH Resolution Set includes those subjects with baseline and EOS biopsy and with NASH at baseline (NAS ≥ 4 with lobular inflammation score ≥ 1 and hepatocyte ballooning score ≥1) per FDA Phase 3 guidance

Appendix

LPCN 1154

LPCN 1154: Pilot PK Bridge Study

Rationale and Clinical Design

- FDA agrees with Lipocine's proposal to establish efficacy through a pharmacokinetic (PK) bridge to IV brexanolone
- An open-label, randomized, three-period, 3-arm partial crossover study to compare the PK of oral LPCN 1154 (brexanolone) and intravenous brexanolone in healthy postmenopausal women
- Primary Objective: To compare the PK (AUC_{inf} and C_{max}) of two multi-dose regimens of orally-administered LPCN 1154 and a continuous I.V. infusion dosing regimen of Brexanolone in healthy postmenopausal women.
- Secondary Objective: To evaluate the safety and tolerability of single and multi-dose regimens of oral LPCN 1154 in healthy postmenopausal women.



Treatment Period 1
Treatment Period 2
Treatment Period 3
Screening
n=6
n=6
DR 1
IV
DR 1
IV
DR 2
Randomization N=12
Wash-out and Cross-over
Wash-out
Study Exit

DR 1: LPCN 1154 Oral Multi-Dose Regimen 1 (3.5 days)

IV: Zulresso® Continuous Infusion (up to 90 µg/kg/hr) (2.5 days)

DR 2: LPCN 1154 Oral Multi-Dose Regimen 2 (2.5 days)

Zulresso is a registered trademark of Sage Therapeutics, Inc.

IV Brexanolone Demonstrated Efficacy with Two Dosing Regimens

IV Brexanolone Dosing Regimen


90 µg/kg/hr
60 µg/kg/hr
IV Brexanolone (µg/kg/hr)
0
30
60
90
0 4 8 12 16 20 24 28 32 36 40 44 48 52 56 60
Hour

Change from Baseline in HAM-D Score Over Time


Target Dosage*:
Placebo
ZULRESSO 90 mcg/kg/hour
ZULRESSO 60 mcg/kg/hour
End of infusion
Least Squares Mean Change
0
-5
-10
-15
-20
0 hour
12 hour
24 hour
36 hour
48 hour
60 hour
72 hour
7 day
30 day

Oral Brexanolone for Depression Disorders

A New Paradigm in Oral Treatment for Depression

Target attributes: Fast onset, robust efficacy, and durable response

- **Major Depressive Disorder (MDD)**
  - 21.0 million adults in U.S. (8.4% of all adults) had at least one major depressive episode
  - Globally, an estimated 5% of adults suffer from depression
  - A leading causes of disability worldwide
- **Treatment-resistant major depressive disorder (TRD)**
  - 1/3rd of patients with MDD do not experience adequate relief of depressive symptoms after treatment with multiple therapies and are considered to have TRD
  - 7-fold higher suicide rate, lower remission rates, higher relapse rate, pronounced functional impairment, and substantially lower quality of life, compared to patients with MDD who respond to antidepressant treatment
  - Approximately 2.8 million in US
- **Generalized anxiety disorder (GAD) in MDD**
  - GAD and MDD are commonly co-occurring disorders

Brexanolone is an approved neuroactive steroid for depression, a validated unique MOA

https://www.nimh.nih.gov/health/statistics/major-depression
https://www.who.int/news-room/fact-sheets/detail/depression

Appendix

LPCN 1144

Phase 2 Results Suggest LPCN 1144 Has Favorable Benefit to Risk Profile

Met the Primary and Key Secondary Endpoints with Statistical Significance

01
Met the pre-specified histological regulatory endpoint of NASH resolution with no worsening of fibrosis

02
Changes in liver fat, key liver enzymes, and body composition support beneficial treatment effects

03
Treatment effect and safety consistent in hypogonadal and eugonadal men

04
Open-label extension trial demonstrates safety and efficacy with 72 weeks of LPCN 1144 treatment

05
Well-tolerated with an overall safety profile comparable to placebo

Safety Overview of LPCN 1144 Through Week 36

Well-Tolerated with an Overall Safety Profile Comparable to Placebo

- Frequency and severity of TEAEs were comparable to placebo
- Discontinuance of study drug due to TEAEs: 4 subjects in placebo and 1 subject in treatment arm
- Cardiovascular events were balanced among groups
- No reported cases of hepatocellular carcinoma or Drug Induced Liver Injury ("DILI")
- Weight change from baseline was comparable among groups
- Changes in lipids comparable to placebo

AEs of Interest, n (%)	Placebo	Treatment A
Diarrhea	2 (10.5%)	1 (5.6%)
Nausea	1 (5.3%)	1 (5.6%)
Vomiting	none	none
Peripheral Edema	2 (10.5%)	1 (5.6%)
BPH	1 (5.3%)	0 (0%)
PSA Increased	0 (0%)	1 (5.6%)
Hypertension†	1 (5.3%)	3 (17%)
Pruritus	1 (5.3%)	1 (5.6%)

TEAE = Treatment Emergent Adverse Events, BPH = Benign Prostatic Hyperplasia; PSA = Prostate-Specific Antigen; † New or worsening hypertension

Comparison† with Other Oral Drug Candidates

Best in Class in NASH Resolution and Liver Fat Reduction

NASH Resolution with No Worsening of Fibrosis

Absolute Changes of Liver Fat from Baseline



Dose1/Treatment1
Dose2/Treatment2
* p < 0.05, *** p < 0.001 vs placebo
Placebo-adjusted
% of Subjects for Resolution of NASH
80%
70%
60%
50%
40%
30%
20%
10%
0%
*
46%
***
69%
ns
3%
ns
4%
ns
11%
ns
18%
*
19%
*
14%
***
26%
ns
3%
ns
12%
36Wk
18Mn
52Wk
36Wk
24Wk
52Wk
Candidate (Trial)
LPCN 1144 (NCT04134091)
Obeticholic Acid (NCT02548351) (NCT01265498)
Seladelpar (NCT03551522)
Resmetirom (NCT02912260)
Lanifibranor (NCT03008070)
Aramchol (NCT02279524)
Placebo-adjusted
Absolute % Changes
2
0
-2
-4
-6
-8
-10
-6%
-8%
-3%
2%
-4%
Not Reported
-3%
All numbers shown for other candidates use the highest reported treatment effect among multiple treatment groups

† Data are derived from published reports of different clinical trials at different points in time, with differences in trial design, size, and patient populations. No head-to-head clinical trials have been conducted. Reduction 2-point on NAS or resolution of NASH without worsening of fibrosis with at least a 2-pt reduction in NAS.Reference: Obeticholic acid (Younossi et al, Lancet 2019), Seladelpar (Cymabay, Apr 2021 Corp deck), Resmetirom (Harrison et al, Lancet 2019; Madrigal, June 2019 Corp deck), Lanifibranor (Inventiva, Jul 2021 Corp deck); Aramchol (Raymond James Life Sciences and MedTech Conference 2019)

Appendix

LPCN 1148

LPCN 1148: Management of Decompensated Cirrhosis

A randomized, placebo-controlled phase 2 trial

Baseline Characteristics

Parameter	Pooled data (N=29)	Normal Reference Values
Age (years)	58.5 ± 8.4	
<65	76%	
Race/Ethnicity		
White	83%	
Black/Af. Am	7%	
Asian	3%	
American Indian	7%	
Hispanic or Latino	10%	
BMI (kg/m²)	29.2 ± 7.1	
L3-SMI (cm²/m²)	46.3 ± 8.2	> 53
Liver Frailty Index	4.0 (1.0)	≤ 3.2
MELD score	16.6 ± 4.5	≤ 12
ALP (U/L)	148 ± 81	40-129
AST (U/L)	45 ± 22	≤ 40
AST/ALT	1.7 ± 0.5	< 1

Data are Mean (SD). BMI, body mass index; L3-SMI, skeletal muscle index of the third lumbar region; ALP, alkaline phosphatase; AST, aspartate aminotransferase. L3-SMI reference value is based on the BMI threshold (25 – 30 kg/m2) of the group mean,

Proportion of Participants with Key Decompensation Events



100
75
50
25
0
Participants with events of interest (%)
76
72
62
55
HE
Ascites
Anemia
Varices